UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2025

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-05663	CLECO POWER LLC (a Louisiana limited liability company) 2030 Donahue Ferry Road Pineville, Louisiana 71360-5226 (318) 484-7400	72-0244480

333-283875	CLECO SECURITIZATION II LLC (a Louisiana limited liability company) 505 Cleco Drive, Office Number 17 Pineville, Louisiana 71360 (318) 484-4183	33-2327335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 12, 2025, Cleco Securitization II LLC, a Louisiana limited liability company (the “Issuing Entity”), issued $305,000,000 aggregate principal amount of its Series 2025-A Senior Secured Energy Transition Bonds (the “Energy Transition Bonds”), pursuant to an Indenture and Series Supplement (together, the “Indenture”), each dated as of March 12, 2025, between the Issuing Entity and The Bank of New York Mellon Trust Company, National Association, as Trustee. The Energy Transition Bonds were offered pursuant to the Prospectus dated March 5, 2025. In connection with the issuance of the Energy Transition Bonds, Cleco Power LLC and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1
Indenture between Cleco Securitization II LLC and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Energy Transition Bonds and the Series Supplement), dated as of March 12, 2025.

4.2	Series Supplement between Cleco Securitization II LLC and The Bank of New York Mellon Trust Company, National Association, as Trustee, dated as of March 12, 2025.

5.1	Opinion of Phelps Dunbar, L.L.P. with respect to legality.

8.1	Opinion of Phelps Dunbar, L.L.P. with respect to federal tax matters.

10.1	Energy Transition Property Servicing Agreement between Cleco Securitization II LLC and Cleco Power LLC, as Servicer, dated as of March 12, 2025.

10.2	Energy Transition Property Sale Agreement between Cleco Securitization II LLC and Cleco Power LLC, as Seller, dated as of March 12, 2025.

10.3	Administration Agreement between Cleco Securitization II LLC and Cleco Power LLC, as Administrator, dated as of March 12, 2025.

10.4
Intercreditor Agreement between Cleco Securitization II LLC, Cleco Power LLC, Cleco Securitization I LLC and The Bank of New York Mellon Trust Company, National Association, dated as of March 12, 2025.

23.1	Consent of Phelps Dunbar, L.L.P. (included as part of its opinions filed as Exhibit 5.1, Exhibit 8.1 and Exhibit 99.2).

99.2	Opinion of Phelps Dunbar, L.L.P. with respect to U.S. constitutional matters and Louisiana constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2025
Cleco Power LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Cleco Securitization II LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Manager